TRANSCAT®

Better by every measure

Q1 FY2015 Financial Results

July 30, 2014

Lee D. Rudow
President and CEO

John J. Zimmer
Sr. Vice President of Finance and CFO

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions that often are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could," and other similar words. All statements addressing operating performance, events, or developments that Transcat, Inc. expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, sales operations, capital expenditures, growth strategy, potential acquisitions, customer preferences and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements. Except as required by law, the Company disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

Long Term Objectives

Building a foundation for future growth while delivering near-term results

Service segment

- Double digit revenue growth through organic and acquisition strategy
- Take market share particularly in the Life Science space
- Grow pipeline of larger, multi-year enterprise opportunities
- Beyond the inflection point: Margin expansion at a greater rate than revenue growth

Distribution segment

- Maintain leadership position;
- Use strong cash generation to support the Service segment

Identify acquisition opportunities

- Consolidate the highly fragmented calibration industry
- Strategy: Increase capabilities, geographical expansion, greater scale
- Majority of opportunities: Revenue range of $1-$5 million
- Criteria: 4-6x EBITDA, Target IRR of 15%

First Quarter FY 2015 Execution

Modest top line growth

- Driven by organic Service segment growth of 3.4%
- Distribution sales of $17.0 million consistent with the prior-year period
- Sales progressively improved through the quarter

Lower Distribution vendor rebates impacted margin

Bottom line

- Net income for the first quarter was $0.4 million compared with $0.7 million in prior-year period

Strong and flexible balance sheet

- Foundation for future investments and acquisition activity

Top-line Growth

($ in millions)

Q1 Service Segment


$11.7
$12.1
Q1 FY14
Q1 FY15

Consolidated – Annual

8.5% CAGR*


$91.2
$31.3
$59.9
$110.0
$36.4
$73.6
$112.3
$40.7
$71.6
$118.5
$48.2
$70.3
$118.9
$48.6
$70.3
FY2011
FY2012
FY2013
FY2014
Q1 FY15 TTM
Service
Distribution

Q1 Distribution Segment


$17.0
$17.0
Q1 FY14
Q1 FY15

- Q1 Service segment revenue increased 3.4% to $12.1 million due to organic initiatives
- Q1 Distribution segment performed relatively well in very competitive market

**FY2011 – Q1 FY2015 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income

($ in millions)

10.2% CAGR*

Q1 Service Segment



$0.5
$0.3
Q1 FY14
Q1 FY15

Consolidated – Annual



$4.6
$0.2
$4.4
$5.4
$(0.2)
$5.6
$5.9
$1.3
$4.6
$6.7
$2.4
$4.3
$6.3
$2.2
$4.1
FY2011
FY2012
FY2013
FY2014
Q1 FY15 TTM
Service
Distribution

Q1 Distribution Segment



$0.7
$0.5
Q1 FY14
Q1 FY15

- Q1 Service operating margin was 2.2%, down from 3.9% in the prior-year period
  - Impacted by mix of service work
- Q1 Distribution: reduced vendor rebates had 240 basis point impact on gross margin

*FY2011 – Q1 FY2015 TTM

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Contribution Margin*

($ in millions)

Q1 Service Segment


$1.5
$1.3
Q1 FY14
Q1 FY15

Consolidated – Annual


8.8%
CAGR**
$11.6
$3.1
$8.5
$13.4
$3.2
$10.2
$14.4
$5.2
$9.2
$15.7
$6.1
$9.6
$15.2
$5.9
$9.3
FY 2011
FY 2012
FY 2013
FY 2014
Q1 FY15 TTM
Service
Distribution

Q1 Distribution Segment


$2.0
$1.7
Q1 FY14
Q1 FY15

- 22.6% Service segment CAGR *(FY11-Q1 FY15 TTM)*
- Gross margin pressure more than offset 2.6% improvement in Q1 Service segment selling, marketing and warehouse expenses

** See supplemental slides for Contribution Margin reconciliation and other important disclaimers regarding Contribution Margin.*

***FY2011 – Q1 FY2015 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT® Better by every measure.

Adjusted EBITDA*

($ in millions)

Q1 Service Segment



$1.1
$0.8
Q1 FY14
Q1 FY15

Q1 Distribution Segment



$1.0
$0.7
Q1 FY14
Q1 FY15

Consolidated – Annual

9.7% CAGR**



$7.1
$1.8
$5.3
$8.8
$2.0
$6.8
$8.9
$3.1
$5.8
$10.0
$4.6
$5.4
$9.6
$4.4
$5.2
FY 2011
FY 2012
FY 2013
FY 2014
Q1 FY15 TTM
Service
Distribution

- 32.1% Service segment CAGR *(FY11-Q1 FY15 TTM)*
- Service segment Q1 FY15 TTM up 7.9% over Q1 FY14 TTM

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclaimers regarding Adjusted EBITDA.*

***FY2011 – Q1 FY2015 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

TRANSCAT® Better by every measure.

Bottom-line Performance

($ in millions)

Annual



$2.8
$3.3
$3.7
$4.0
$3.7
3.1%
3.0%
3.3%
3.4%
3.1%
FY 2011
FY 2012
FY 2013
FY 2014
Q1 FY15 TTM

% of sales

Quarterly



$0.7
$0.4
2.5%
1.5%
Q1 FY14
Q1 FY15

	FY 2011	FY 2012	FY 2013	FY 2014	Q1 FY15 TTM		Q1 FY14	Q1 FY15
	$0.37	$0.43	$0.49	$0.54	$0.51	EPS	$0.09	$0.06

- Net income CAGR of 9.2% since FY 2011
- Repurchase approximately 800 thousand shares of common stock in privately-negotiated transactions in FY 2014

Balance Sheet Supports Acquisition Strategy

($ in millions)

Long Term Debt



$5.3
$3.4
$8.0
$7.6
$10.8
FY 2011
FY 2012
FY 2013
FY 2014
Q1 FY 2015

Return on Assets



7.2%
7.6%
7.4%
7.3%
6.9%
FY 2011
FY 2012
FY 2013
FY 2014
Q1 FY 2015

Capital Expenditures



$1.6
$1.4
$2.7
$2.0
$3.0-$3.5
$0.7
Q1
Actual
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015 Est

- Low debt levels to facilitate acquisition strategy, satisfy working capital and capital expenditure needs
- $9.2 million in availability under revolving credit facility
- ROA target of 10%

TRANSCAT® Better by every measure.

FY2015 Outlook

Continue to Execute Strategic Plan

Realize the inherent leverage in the Service segment

- Grow operating income at a faster rate than revenue

Maintain leading Distribution position

- Margin opportunities are limited

Capital allocation focused on growth initiatives

- Leverage new online service interface: ***C3 Asset Management Software***
  - Strengthened value proposition; opportunity to streamline servicing process
- Launch new, state-of-the-art website during the second quarter to support both segments
- Continue to evaluate service market acquisition opportunities

SUPPLEMENTAL INFORMATION

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2011	FY 2012	FY 2013	FY 2014	Q1 FY15 TTM
Service Operating Income (loss)	$ 192	$ (175)	$ 1,311	$ 2,379	$ 2,185
+Depreciation & Amortization	1,377	1,959	1,740	2,144	2,077
+Other (Expense) / Income	-	(37)	(84)	(141)	(142)
+Noncash Stock Comp	202	263	150	230	250
Service Adjusted EBITDA	$ 1,771	$ 2,010	$ 3,117	$ 4,612	$ 4,370
Distribution Operating Income	$ 4,395	$ 5,603	$ 4,635	$ 4,326	$ 4,127
+Depreciation & Amortization	673	937	962	801	763
+Other (Expense) / Income	-	(11)	(27)	12	(23)
+Noncash Stock Comp	226	290	193	297	319
Distribution Adjusted EBITDA	$ 5,312	$ 6,819	$ 5,763	$ 5,436	$ 5,186
Service	$ 1,771	$ 2,010	$ 3,117	$ 4,612	$ 4,370
Distribution	$ 5,312	$ 6,819	$ 5,763	$ 5,436	$ 5,186
Total Adjusted EBITDA	**$ 7,083**	**$ 8,829**	**$ 8,880**	**$ 10,048**	**$ 9,556**

The Company believes that when used in conjunction with GAAP measures, Adjusted EBITDA, or earnings before interest, taxes, depreciation and amortization, and noncash stock compensation expense, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non- GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. The Adjusted EBITDA chart excludes an unallocated amount of $0.2 million for FY11. This amount includes previously unallocated administrative-related depreciation, amortization and other non-operating expense. These items have been allocated by segment beginning in fiscal year 2012.

Contribution Margin

($ in thousands)

	FY 2011	FY 2012	FY 2013	FY 2014	Q1 FY15 TTM
SERVICE					
Service Revenue	$ 31,324	$ 36,406	$ 40,655	$ 48,184	$ 48,583
Cost of Service Sold	23,392	27,786	30,353	35,359	36,017
Gross Profit	$ 7,932	$ 8,620	$ 10,302	$ 12,825	$ 12,566
Gross Margin	*25.3%*	*23.7%*	*25.3%*	*26.6%*	*25.9%*
Selling, Marketing & Warehouse Expenses	$ 4,877	$ 5,415	$ 5,131	$ 6,690	$ 6,645
Contribution Margin	$ 3,055	$ 3,205	$ 5,171	$ 6,135	$ 5,921
% of Revenue	*9.8%*	*8.8%*	*12.7%*	*12.7%*	*12.2%*
DISTRIBUTION					
Distribution Sales	$ 59,862	$ 73,614	$ 71,641	$ 70,324	$ 70,334
Cost of Distribution Sales	44,496	55,110	54,539	53,359	53,655
Gross Profit	$ 15,366	$ 18,504	$ 17,102	$ 16,965	$ 16,679
Gross Margin	*25.7%*	*25.1%*	*23.9%*	*24.1%*	*23.7%*
Selling, Marketing & Warehouse Expenses	$ 6,879	$ 8,336	$ 7,870	$ 7,349	$ 7,428
Contribution Margin	$ 8,487	$ 10,168	$ 9,232	$ 9,616	$ 9,251
% of Sales	*14.2%*	*13.8%*	*12.9%*	*13.7%*	*13.2%*
TOTAL					
Total Revenue	$ 91,186	$ 110,020	$ 112,296	$ 118,508	$ 118,917
Total Cost of Revenue	67,888	82,896	84,892	88,718	89,672
Gross Profit	$ 23,298	$ 27,124	$ 27,404	$ 29,790	$ 29,245
Gross Margin	*25.5%*	*24.7%*	*24.4%*	*25.1%*	*24.6%*
Selling, Marketing & Warehouse Expenses	$ 11,756	$ 13,751	$ 13,001	$ 14,039	$ 14,073
Contribution Margin	$ 11,542	$ 13,373	$ 14,403	$ 15,751	$ 15,172
% of Revenue	*12.7%*	*12.2%*	*12.8%*	*13.3%*	*12.8%*

The Company believes that when used in conjunction with GAAP measures, Contribution Margin, which is a non-GAAP measure, allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. Contribution Margin is not calculated through the application of GAAP and is not the required form of disclosure by the Securities and Exchange Commission. As such, it should not be considered as a substitute for GAAP measures of performance and, therefore, should not be used in isolation of, but in conjunction with, GAAP measures. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.